UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 28, 2026
Corteva, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38710	82-4979096
(State or other jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

9330 Zionsville Road,
Indianapolis, Indiana 46268
1000 N. West Street, Suite 900,
Wilmington, Delaware 19801
(Address of principal executive offices)(Zip Code)

(833) 267-8382
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CTVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

    On April 28, 2026, Corteva, Inc. ("the Company") held its Annual Meeting of Stockholders. As of the close of business on March 9, 2026, the record date for the annual meeting, 671,356,502 shares of the Company’s common stock, par value $0.01 per share, were outstanding and entitled to vote. A total of 598,586,252 shares of common stock were voted in person or by proxy, representing 89.16 percent of the shares entitled to be voted. The following are the final voting results on proposals considered and voted upon at the meeting, all of which are described in the Company's Proxy Statement.

Proposal 1 - Election of Directors. The Company’s stockholders elected the following 12 nominees to serve on the Board of Directors until the next annual meeting of stockholders and until their successors have been duly elected or appointed.

Director	For	Against	Abstain	Broker Non-Votes
Klaus A. Engel, Ph.D.	521,472,789	24,090,159	1,427,928	51,595,376
David C. Everitt	524,769,019	20,852,423	1,369,434	51,595,376
Janet P. Giesselman	516,770,219	29,655,122	565,535	51,595,376
Jean-Marc Gilson	544,774,679	1,590,530	625,667	51,595,376
Karen H. Grimes	540,494,017	5,926,112	570,747	51,595,376
Marcos M. Lutz	535,705,883	10,678,450	606,543	51,595,376
Charles V. Magro	544,765,552	1,661,666	563,658	51,595,376
Nayaki R. Nayyar	530,422,198	15,654,559	914,119	51,595,376
Gregory R. Page	517,310,623	28,358,242	1,322,011	51,595,376
Christopher J. Policinski	544,775,178	1,637,549	578,149	51,595,376
Kerry J. Preete	535,026,011	11,356,739	608,126	51,595,376
Patrick J. Ward	539,589,029	6,787,169	614,678	51,595,376

Proposal 2 - Advisory Vote on Executive Compensation. The Company’s stockholders approved, by advisory vote, the compensation of its named executive officers.

For	Against	Abstain	Broker Non-Votes
519,100,139	25,869,401	2,021,336	51,595,376

Proposal 3 - Advisory Vote on Frequency of Stockholder Vote on Executive Compensation. The Company’s stockholders approved, by advisory vote, the frequency of the stockholder vote on executive compensation of the Company’s named executive officers.

1 Year	2 Years	3 Years	Abstain
538,260,496	613,397	7,378,761	738,222

Proposal 4 - Ratification of PricewaterhouseCoopers LLP as the Company's Independent Registered Public Accounting Firm. The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2026.

For	Against	Abstain
589,092,654	8,986,762	506,836

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corteva, Inc.
(Registrant)

By:	/s/ Brian Titus
Name:	Brian Titus
Title:	Vice President and Controller

May 1, 2026